Exhibit 1


                             JOINT FILING AGREEMENT

      The undersigned hereby consent to the joint filing by any of them of a Statement on Schedule 13D and any amendments thereto, whether heretofore or hereafter filed, relating to the securities of Click2Learn, Inc., and hereby affirm that this Schedule 13D is being filed on behalf of each of the undersigned.


Dated: August 19, 2002         ComVest Opportunity Fund, LP

                               By: /s/Michael S. Falk
                                   ----------------------------------------
                               Name:  Michael S. Falk
                               Title: Manager

Dated: August 19, 2002         ComVest Venture Partners, LP

                                By: ComVest Management, LLC,
                                    its general partner

                                By: /s/Michael S. Falk
                                   ----------------------------------------
                                Name:  Michael S. Falk
                                Title: Manager

                               By: ComVest Management, LLC,
                                    its general partner

                               By: /s/Michael S. Falk
                                  -----------------------------------------
                               Name:  Michael S. Falk
                               Title: Manager

Dated: August 19, 2002         Commonwealth Associates, LP

                               By: Commonwealth Associates Management
                                   Company, Inc.,
                                   its general partner

                               By  /s/Joseph Wynne
                                 -----------------------------------------
                               Name:  Joseph Wynne
                               Title: Chief Financial Officer


Dated: August 19, 2002         By: Commonwealth Associates Management
                                   Company, Inc.,
                                   its general partner

                               By: /s/Joseph Wynne
                                  -----------------------------------------
                               Name:  Joseph Wynne
                               Title: Chief Financial Officer


Dated: August 19, 2002
                                            /s/Michael S. Falk
                                -------------------------------------------
                                               Michael S. Falk